SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒                        Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

280 Park Avenue, New York, New York 10017

(212) 832-3232

SPECIAL MEETING OF STOCKHOLDERS

To Be Held On May 27, 2021

March 4, 2021

Dear Stockholder:

You are being asked to consider and vote upon a proposed transaction related to Cohen & Steers MLP Income and Energy Opportunity Fund, Inc., a Maryland corporation (“MIE” or the “Fund”). Detailed information about the proposed transaction is contained in the enclosed materials.

The Board of Directors of MIE has called a special meeting of stockholders (the “Meeting”) of MIE to be held on May 27, 2021 at 10:00am (Eastern Time), at which stockholders of MIE will be asked to consider and vote upon a proposal to approve the liquidation and dissolution of MIE pursuant to the Plan of Liquidation attached to the Proxy Statement. Due to the public health impact of COVID-19 and to support the health and well-being of the Fund’s stockholders, the Meeting will be held virtually by Internet webcast rather than in person. Stockholders will only be able to attend the Meeting by means of remote communication. Stockholders of record as of the close of business on the record date may participate in, submit questions during and vote at the Meeting by visiting the following website and following the registration and participation instructions contained therein: https://viewproxy.com/CohenSteers/broadridgevsm/. Please have the control number located on your proxy card or voting information form available.

Dissolution of the Fund is not an outcome any of us hoped for. However, in light of the challenging fundamental and market environment that closed-end MLP funds have experienced over the last several years, MIE’s diminishing asset base and MIE’s history of trading at a discount to net asset value, after consulting with the Fund’s management team, the Fund’s Board of Directors (the “Board”) has determined that it is advisable and in the best interest of MIE and its stockholders to liquidate the Fund. After careful consideration, the Board recommends that you vote “FOR” the proposed liquidation and dissolution of the Fund. It is important that you vote your shares so that we will have the ability to liquidate and dissolve the Fund in an orderly manner and without undue costs to stockholders.

If stockholders approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation, and certain conditions are met, the liquidation is expected to occur on or about [                    ], but the liquidation may occur at an earlier or later date.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the virtual Meeting, please read the Proxy Statement and authorize a proxy to vote your shares promptly. To authorize a proxy to vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for authorizing a proxy by touch-tone telephone or on the Internet.

If you have any questions about the proposal to be voted on, please call Broadridge Financial Solutions, Inc., MIE’s proxy solicitor at [                    ]. It is important that your vote be received no later than the time of the Meeting.

Sincerely,

Adam M. Derechin President of the Fund

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COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

IMPORTANT NEWS FOR STOCKHOLDERS

The enclosed Proxy Statement (the “Proxy Statement”) describes a proposal to liquidate and dissolve Cohen & Steers MLP Income and Energy Opportunity Fund, Inc., a Maryland corporation (the “Fund” or “MIE”), in accordance with the Maryland General Corporation Law (“MGCL”), and the charter of the Fund.

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the proposed liquidation and dissolution and related proposals. Please refer to the more complete information contained elsewhere in the Proxy Statement about the liquidation and dissolution.

COMMON QUESTIONS YOU MAY HAVE ABOUT THE PROPOSED LIQUIDATION AND DISSOLUTION

Q:	WHY IS THE MEETING BEING HELD?

A:	Stockholders of MIE are being asked to consider and vote upon a proposal to approve the liquidation and dissolution of MIE, pursuant to a Plan of Liquidation.

Q:	WHY IS THE LIQUIDATION AND DISSOLUTION BEING RECOMMENDED?

A:

Over the last several years, closed-end master limited partnership (“MLP”) funds have experienced a challenging fundamental and market environment. Since commencing operations in 2013, MIE has experienced asset depletion due to depreciation and deleveraging. MIE’s peak assets under management (“AUM”) were $859.5 million in September 2014, however, at January 31, 2021, the Fund’s AUM was $89.9 million. Following a period of extreme volatility and price depreciation in the market for MLPs, the Fund’s net asset value (“NAV”) fell significantly and the Fund repaid a large amount of its borrowings, incurring breakage costs, to keep the Fund in line with applicable Investment Company Act of 1940 restrictions and credit facility covenants. A combination of lower assets and the breakage costs associated with the Fund’s recent deleveraging have also led to a higher expense ratio for stockholders. In addition, the Fund has underperformed its benchmark and the Fund’s shares have been trading at a discount to NAV. Because of these challenges, the Board believes that MIE does not have a likely path to long-term viability and is recommending that the Fund be liquidated and dissolved and its net assets returned to stockholders.

Because Maryland law and the Fund’s charter require that the dissolution of the Fund be approved by the Fund’s stockholders, the Fund is not legally permitted to execute the Plan of Liquidation until such approval is obtained, and it will not be able to calculate or pay liquidating distributions until it has wound up its business and affairs in accordance with the terms of the Plan of Liquidation. In order to deliver value to stockholders by allowing stockholders to receive NAV upon liquidation, the Board has determined that it is advisable and in the best interests of MIE and its stockholders to approve and to propose that stockholders approve, liquidating and dissolving the Fund pursuant to the Plan of Liquidation.

Q:	HOW WILL LIQUIDATION AND DISSOLUTION OF THE FUND AFFECT ME?

A:

If the Fund liquidates and dissolves pursuant to the Plan of Liquidation (the “liquidation”), the Fund will sell its assets, pay its debts, and distribute the net proceeds and any income to stockholders. The stockholders who will receive the liquidating distributions are those who are stockholders of record on the effective date of the Plan of Liquidation or such later date as is selected by the Board as the valuation date for the liquidation (the “Valuation Date”). From and after the Valuation Date, the Fund’s shares will not be transferable and will no longer trade on the NYSE.

Q:	HOW WILL THE FUND’S DISTRIBUTIONS BE IMPACTED BY THE PROPOSAL TO LIQUIDATE AND DISSOLVE THE FUND?

A:

The Fund makes regular monthly distributions at a level rate. The Fund anticipates continuing to pay distributions up to the month prior to the liquidation. The Fund’s monthly distribution may be adjusted based on current market conditions.

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Q:	WHEN WOULD THE LIQUIDATION AND DISSOLUTION OF THE FUND TAKE PLACE?

A:

If the proposal to liquidate and dissolve the Fund is approved by the stockholders of the Fund at the Meeting, to be held on May 27, 2021 at 10:00am (Eastern Time), the Fund will begin winding up its business and affairs as soon thereafter as is reasonably practicable. The liquidation is expected to occur on or about [                    ], but the liquidation may occur at an earlier or later date.

Q:	IS THERE A POSSIBILITY THAT THE FUND WILL NOT LIQUIDATE AND DISSOLVE EVEN IF STOCKHOLDERS APPROVE THE LIQUIDATION?

A:

Yes, although the possibility is remote. At any time prior to filing the Articles of Dissolution with the State Department of Assessments and Taxation of Maryland, the Board has the authority to determine that liquidation and dissolution of the Fund is no longer advisable and in the best interests of the Fund and the Fund’s stockholders, and may therefore abandon the Plan of Liquidation.

Q:	WILL THE FUND PAY FOR THE EXPENSES OF LIQUIDATING AND DISSOLVING THE FUND?

A:

Yes. The expenses of liquidating and dissolving the Fund will be paid by the Fund. The Fund’s payment of liquidating distributions to stockholders will be made on approximately [                    ]. Such expenses are estimated to be approximately $[        ] in the aggregate. Additionally, to reduce the Fund’s leverage prior to liquidation, the Fund may incur breakage fees under the Fund’s credit arrangement. These breakage fees may have a material impact on the Fund’s NAV.

Q:	WHAT HAPPENS IF THE LIQUIDATION AND DISSOLUTION OF THE FUND IS NOT APPROVED BY STOCKHOLDERS?

A:

If the stockholders of the Fund do not approve the liquidation and dissolution, the Fund will not liquidate and dissolve pursuant to the Plan of Liquidation. The Board would then consider other alternatives for the Fund, which may include asking stockholders to approve another liquidation proposal.

Q:	WILL I HAVE TO PAY FEDERAL INCOME TAX AS A RESULT OF THE LIQUIDATION AND DISSOLUTION OF THE FUND?

A:

Maybe. A stockholder who receives a liquidating distribution will be treated as having received the distribution in exchange for the stockholder’s shares in the Fund and will recognize gain or loss based on the difference between the fair market value of the distribution received and the stockholder’s basis in the Fund’s shares. If you hold your shares as capital assets, the gain or loss will be characterized as a capital gain or loss. If you have held the shares for more than one year, any such gain will generally be treated as long-term capital gain, taxable to you (assuming you are an individual stockholder) at long-term capital gain rates, and any such loss will be treated as long-term capital gain or loss. Capital losses are generally only deductible in the amount of capital gain plus $3,000 of ordinary income for a non-corporate stockholder. U.S. individuals and certain estates and trusts are subject to an additional 3.8% Medicare contribution tax that will generally apply to the lesser of (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return). Capital gains realized in a liquidating distribution are included in net investment income for purposes of the additional Medicare contribution tax. Stockholders are encouraged to consult their tax advisers to consider their personal tax consequences of the liquidation and dissolution of the Fund.

Q:	HOW DOES THE BOARD OF MIE RECOMMEND THAT I VOTE ON THE PROPOSAL?

A:

The Board of MIE, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Fund, believes that the proposed liquidation and dissolution is in the best interest of the Fund and in the best interest of stockholders of the Fund and unanimously recommends that you vote “FOR” the liquidation and dissolution pursuant to the Plan of Liquidation.

Q.	WHO CAN VOTE ON THE PROPOSALS?

A.	If you owned shares of MIE at the close of business on March 2, 2021, you are entitled to vote those shares, even if you are no longer a stockholder of MIE.

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Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A.

Your vote makes a difference. If many stockholders just like you do not authorize a proxy to vote their shares, MIE may not receive enough votes to go forward with the Meeting and may incur additional expenses as a result of additional solicitation efforts to encourage stockholders to return their proxies, which ultimately would reduce the proceeds to be paid to stockholders from an approved liquidation.

Q.	HOW CAN I AUTHORIZE A PROXY?

A.

In addition to authorizing a proxy to vote your shares by mail by returning the enclosed proxy card(s), you may also authorize a proxy by either touch-tone telephone or online via the Internet, as follows:

To authorize a proxy by touch-tone telephone:	To authorize a proxy by Internet:

(1) Read the Proxy Statement and have your proxy card at hand.	(1) Read the Proxy Statement and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set out on the proxy card and follow the simple instructions.	(3) Enter the control number set out on the proxy card and follow the simple instructions.

Q.	HOW DO I VOTE MY SHARES?

A.

You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or electronically by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can authorize a proxy to vote your shares by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also attend the Meeting and vote in person. However, even if you intend to attend the Meeting virtually, we encourage you to provide voting instructions by one of the methods described above.

Q.	WHEN AND WHERE IS THE MEETING SCHEDULED TO BE HELD?

A.

Due to the public health impact of COVID-19 and to support the health and well-being of the Fund’s stockholders, the Meeting will be held virtually by Internet webcast rather than in person. Stockholders will only be able to attend the Meeting by means of remote communication. Stockholders of record as of the close of business on March 2, 2021 may participate in, submit questions during and vote at the Meeting by visiting the following website and following the registration and participation instructions contained therein: https://viewproxy.com/CohenSteers/broadridgevsm/. Please have the control number located on your proxy card of voting information form available. Beneficial owners holding their shares in the name of a brokerage firm, bank, nominee or other institution (“street name”) who wish to virtually attend and/or vote at the Meeting must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the beneficial owner with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 3 p.m. (Eastern Time) on May 26, 2021. Once beneficial owners have obtained a new control number, they must visit https://viewproxy.com/CohenSteers/broadridgevsm/ and submit their name and newly-issued control number in order to register to participate in and vote at the Meeting.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A.	If you need more information or have any questions on how to cast your vote, please call Broadridge Financial Solutions, Inc., MIE’s proxy solicitor, at [( ) ].

YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY TO AVOID THE EXPENSE OF ADDITIONAL SOLICITATION.

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COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

280 Park Avenue, New York, New York 10017

(212) 832-3232

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On May 27, 2021

To the Stockholders of the Fund:

NOTICE IS HEREBY GIVEN to the stockholders of Cohen & Steers MLP Income and Energy Opportunity Fund, Inc., a Maryland Corporation (the “Fund”), that the Special Meeting of Stockholders of the Fund (the “Meeting”) will be held on May 27, 2021 at 10:00am (Eastern Time), solely to consider and vote on the proposal set forth below. Due to the public health impact of COVID-19 and to support the health and well-being of the Fund’s stockholders, the Meeting will be held virtually by Internet webcast rather than in person. Stockholders will only be able to attend the Meeting by means of remote communication. Stockholders of record as of the close of business on the record date may participate in, submit questions during and vote at the Meeting by visiting the following website and following the registration and participation instructions contained therein: https://viewproxy.com/CohenSteers/broadridgevsm/. Please have the control number located on your proxy card or voting information form available.

Beneficial owners holding their shares in the name of a brokerage firm, bank, nominee or other institution (“street name”) who wish to virtually attend and/or vote at the Meeting must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the beneficial owner with a newly-issued control number. We note that obtaining a legal proxy may take several days. Once beneficial owners have obtained a new control number, they must visit https://viewproxy.com/CohenSteers/broadridgevsm/ and submit their name and newly-issued control number in order to register to participate in and vote at the Meeting.

The stockholders of the Fund will consider and vote on the proposal to approve the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation and the transactions contemplated thereby. Pursuant to the by-laws of the Fund and the Maryland General Corporation Law (“MGCL”), no other matter may be considered or voted upon at the Meeting, other than procedural matters relating to the foregoing proposal.

THE BOARD OF DIRECTORS (THE “BOARD”) OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

The Board of Directors of the Fund has fixed the close of business on March 2, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Directors.

By order of the Board of Directors,

Dana A. DeVivo
Secretary

New York, New York

March 4, 2021

YOUR VOTE IS IMPORTANT

We invite you to utilize the convenience of Internet proxy authorization at the site indicated on the enclosed proxy card. While at that site you will be able to enroll in our electronic delivery program which will ensure that you receive future mailings relating to meetings of the Fund as quickly as possible and will help the Fund save costs. Or you may indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund any additional expense of further solicitation, please authorize your proxy promptly.

Important Notice Regarding the Availability of Proxy Materials for the Special Stockholder Meeting to

Be Held on May 27, 2021.

This notice, proxy statement and proxy card for the Fund is available at www.proxyvote.com

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PROXY STATEMENT

March 4, 2021

Relating to the Liquidation and Dissolution of

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

280 Park Avenue

New York, New York 10017

(212) 832-3232

This Proxy Statement (the “Proxy Statement”) is being furnished in connection with the solicitation of a proxy by the Board of Directors (the “Board”) of Cohen & Steers MLP Income and Energy Opportunity Fund, Inc., a Maryland corporation (the “Fund” or “MIE”), for a Special Meeting of Stockholders of MIE (the “Meeting”). The Meeting will be held on May 27, 2021 at 10:00am (Eastern Time). Due to the public health impact of COVID-19 and to support the health and well-being of the Fund’s stockholders, the Meeting will be held virtually by Internet webcast rather than in person. Stockholders will only be able to attend the Meeting by means of remote communication. Stockholders of record as of the close of business on the record date (March 2, 2021) may participate in, submit questions during and vote at the virtual Meeting by visiting the following website and following the registration and participation instructions contained therein: https://viewproxy.com/CohenSteers/broadridgevsm/. In order to attend the virtual Meeting, stockholders must have their control number located on their proxy card or voting information form available. Beneficial owners holding their shares in the name of a brokerage firm, bank, nominee or other institution (“street name”) who wish to virtually attend and/or vote at the Meeting must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the beneficial owner with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 3:00 PM (Eastern Time) on May 26, 2021. Once beneficial owners have obtained a new control number, they must visit https://viewproxy.com/CohenSteers/broadridgevsm/ and vote at the Meeting. The solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, Notice of Special Meeting and proxy card, as well as any necessary supplementary solicitation) will be borne by the Fund. In addition to soliciting proxies by mail, the Fund’s officers or representatives of the Funds’ investment manager may solicit proxies by telephone.

The Notice of Special Meeting, the Proxy Statement and the enclosed proxy card or voting instruction card are first being mailed to stockholders of MIE on or about [                    ]. This Proxy Statement contains information you should know before providing voting instructions on the following proposal with respect to MIE. You should retain this document for future reference.

The sole purpose of the Meeting is for stockholders of MIE to consider and vote upon the following proposal, as described in more detail in this Proxy Statement (the “Proposal”).

To approve the liquidation and dissolution of MIE, pursuant to the Plan of Liquidation.

PROPOSAL:

Pursuant to the by-laws of the Fund and the Maryland General Corporation Law (“MGCL”), no other matter may be considered or voted upon at the Meeting, other than procedural matters relating to the foregoing proposal.

If the Proposal is approved, the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation, a form of which is attached to this Proxy Statement as Appendix A, and certain conditions are met, the liquidation is expected to occur on or about [                    ], but the liquidation may occur at an earlier or later date. The Fund may deviate from its investment objective and strategies to ensure an orderly liquidation and dissolution, and may invest the proceeds from sales of its portfolio securities in [investment grade short-term debt securities denominated in U.S. dollars, cash or cash equivalent securities as soon as is reasonable and practicable depending on market conditions and consistent with the terms of the Plan of Liquidation].

In accordance with the Fund’s bylaws, the presence in person or by proxy of the holders of record of a majority of the shares of the Fund issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the Fund at the Meeting.

If, however, a quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to the Proposal, the chairman of the Meeting or the holders of a majority of the shares of the Fund present in person or by proxy (or a majority of votes cast if a quorum is present) shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present, to a date not more than 120 days after the record date. At any adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power), if any, will be treated as shares that are present but which have not been voted. Approval of the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation is to be determined by the affirmative vote of a majority of total number of votes entitled to be case thereon. Abstentions and broker non-votes, if any, will count towards the presence of a quorum but otherwise will have the same result as a vote against the Proposal. Stockholders are not entitled to any appraisal rights as the result of the proposal.

The Board has fixed the close of business on March 2, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. As of the close of business on March 2, 2021, the Fund had [                    ] outstanding voting shares. Each share is entitled to one vote and each fractional share is entitled to a proportional fractional share vote. Pursuant to the by-laws of the Fund and the MGCL, no other matter may be considered or voted upon at the Meeting, other than procedural matters relating to the foregoing proposal. Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the liquidation and dissolution of the Fund. Any stockholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at its offices at 280 Park Avenue, New York, New York 10017, or by authorizing another proxy of a later date or by personally casting his or her vote at the Meeting. Attendance at the Meeting without voting will not revoke a previously authorized proxy. Stockholders can vote only if they held shares of the Fund as of the close of business on the record date. Votes cast at the Meeting and submitted by proxy will be tabulated by [                    ].

You should retain this Proxy Statement for future reference as it sets forth concisely information about the Fund that you should know before voting on the proposed liquidation and dissolution described herein. Please read it carefully and keep it for future reference.

You may receive free of charge a copy of the Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2020, which highlights certain important information such as investment performance and expense and financial information, by visiting our website at www.cohenandsteers.com, by calling 866-227-0757 or by writing to the Fund at the address listed above.

In addition, you can copy and review this Proxy Statement, and the above-referenced documents, at the EDGAR Database on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

Shares of common stock, par value $0.001 per share, of MIE, are listed on the New York Stock Exchange (“NYSE”) under the symbol “MIE”. You also may inspect the Fund’s stockholder reports, proxy materials and other information about the Fund at the offices of the NYSE, 11 Wall Street, New York, NY 10005.

APPENDIX A:	FORM OF PLAN OF LIQUIDATION	A-1

APPENDIX B:	FORM OF PROXY CARD	B-1

THE PROPOSAL

TO APPROVE THE LIQUIDATION AND DISSOLUTION OF MIE PURSUANT TO THE PLAN OF LIQUIDATION

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement and the Plan of Liquidation, a form of which is attached to this Proxy Statement as Appendix A.

Proposed Liquidation and Dissolution

At a special telephonic meeting of the Board of Directors held on January 26, 2021, the Board determined that it was advisable and in the best interest of the Fund to approve, and unanimously approved, the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation adopted by the Board (the “Plan of Liquidation”), the form of which is attached hereto as Appendix A, and directed that the matter be submitted to the Fund’s stockholders for their consideration and approval. In accordance with the MGCL, and the Articles of Incorporation of the Fund, approval of the liquidation and dissolution proposal requires the affirmative vote of a majority of the total number of votes entitled to be cast on the matter.

If stockholders approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation, the Fund’s officers, investment advisor (“the Investment Advisor”) and subadvisors (the “the Subadvisors”) will direct (a) the orderly liquidation of the Fund’s assets as soon as reasonably practicable, (b) the discharge of, making reasonable provision for the payment of, or maintaining reserves against, all liabilities of the Fund, and (c) the distribution of the net proceeds to stockholders in one or more liquidating distributions. The Investment Advisor expects that stockholders will receive all liquidating distributions in cash. Any amounts distributed will be reduced by the expenses of the Fund in connection with the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation. As soon as practicable after the liquidation and distribution of the Fund’s assets, the Fund will take such actions as may be necessary in order to deregister the Fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, will file, if required, a final Form N-CEN with the SEC. Following deregistration under the Investment Company Act and as soon as reasonably practicable following the payment of the final liquidating distribution, the Fund will dissolve. If stockholders do not approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation, the Fund will continue to exist as a registered investment company in accordance with its stated investment objective and policies while the Board considers what further action, if any, to take, which could include resubmitting the Plan of Liquidation and dissolution proposal to stockholders for future consideration.

THE FUND’S BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO LIQUIDATE AND DISSOLVE THE FUND PURSUANT TO THE PLAN OF LIQUIDATION.

Background

Over the last several years, closed-end master limited partnership (“MLP”) funds have experienced a challenging fundamental and market environment. Since commencing operations in 2013, MIE has experienced asset depletion due to depreciation and deleveraging. MIE’s peak assets under management (“AUM”) were $859.5 million in September 2014, however, at January 31, 2021, the Fund’s AUM was $89.9 million. Following a period of extreme volatility and price depreciation in the market for MLPs, the Fund’s net asset value (“NAV”) fell significantly and the Fund repaid a large amount of its borrowings, incurring breakage costs, to keep the Fund in line with applicable Investment Company Act restrictions and credit facility covenants. A combination of lower assets and the breakage costs associated with the Fund’s recent deleveraging have also led to a higher expense ratio for stockholders. In addition, the Fund has underperformed its benchmark and the Fund’s shares have been trading at a discount to NAV. Because of these challenges, the Board believes that MIE does not have a likely path to long-term viability and is recommending that the Fund be liquidated and dissolved and its net assets returned to stockholders.

Because Maryland law and the Fund’s charter require that the dissolution of the Fund be approved by the Fund’s stockholders, the Fund is not legally permitted to execute the Plan of Liquidation until such approval is obtained, and it will not be able to calculate or pay liquidating distributions until it has wound down in accordance with the terms of the Plan of Liquidation. In order to deliver value to stockholders by allowing stockholders to receive NAV upon liquidation, the Board has determined that it is advisable and in the best interests of the Fund and its stockholders to approve, and to propose that stockholders approve liquidating and dissolving the Fund pursuant to the Plan of Liquidation.

Board Considerations for Fund Management

The Board reviewed with Fund management various possible actions that could address the diminishing asset size of the Fund and the performance issues relating to the Fund and its sector. The Board unanimously approved the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation after considering other alternatives. The Board considered other possibilities but determined that none of the options available were likely to enhance stockholder value.

The Board also considered the possibility that the Fund could recover and become viable, including the difficulties in doing so. In doing so, the Board noted the requirement for the Fund as a Maryland corporation to obtain stockholder approval of dissolution, and the attendant time and costs involved in obtaining such approval. The Board further considered that the actual amounts to be distributed to stockholders of the Fund upon liquidation are subject to significant uncertainties and not possible to predict at this time. The amount available for distribution to stockholders will be based, in part, on such factors as the value of the Fund’s assets at the time of liquidation and then-current market conditions and the amount of the Fund’s actual costs, expenses and liabilities to be paid in the future. The Board noted that delaying the determination as to whether liquidation and dissolution are advisable might result in the value of the Fund’s assets available for distribution to stockholders decreasing further. After considering the feasibility of the continued operation of the Fund and alternatives to liquidation, and based upon the foregoing considerations and other relevant factors, at a special telephonic meeting held on January 26, 2021, the Board determined that, under the circumstances, liquidation and dissolution of the Fund are in the best interests of the Fund and its stockholders. Following review and discussions with Fund management and Fund counsel, the Fund’s Board of Directors, including the Independent Directors, unanimously declared advisable, and approved, the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and directed that the Plan of Liquidation be submitted for consideration by the Fund’s stockholders with the recommendation that the Fund’s stockholders approve the same.

If liquidation and dissolution of the Fund pursuant to the Plan of Liquidation is approved by stockholders, the Investment Advisor, under the oversight of the Board, will proceed to wind up the Fund’s business and affairs as soon as reasonably practicable thereafter in a timeframe intended to allow for an orderly liquidation of portfolio holdings under then-current market conditions.

Description of the Plan of Liquidation and the Liquidation and Dissolution of the Fund

The Plan of Liquidation is attached hereto as Appendix A, and this summary of the Plan of Liquidation is qualified in its entirety by the reference to Appendix A.

Effective Date of the Plan of Liquidation and Cessation of the Fund’s Activities as an Investment Company. The Plan of Liquidation shall be and become effective only upon (a) the adoption and approval of the Plan of Liquidation by the affirmative vote of a majority of the total number of votes entitleds to be cast thereon, and (b) the satisfactory resolution in the sole discretion of the Board of Directors of any and all claims pending against the Fund and its Board of Directors. The date of such adoption and approval of the Plan of Liquidation by stockholders and resolution of all pending claims is hereinafter called the “Effective Date.” After the Effective Date, the Fund shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing its assets to its stockholders in accordance with the provisions of the Plan of Liquidation after the payment to (or reservation of assets for payment to) all creditors of the Fund; provided that the Fund may, prior to the making of the final liquidating distribution, continue to, as determined to be appropriate by the Board, make payment of dividends and other distributions to stockholders as applicable.

Closing of Books and Restriction on Transfer of Stock. The proportionate interests of stockholders in the assets of the Fund shall be fixed on the basis of their respective holdings at the close of business on the Effective Date, or on such later date as may be determined by the Board of Directors (the “Valuation Date”). On the Valuation Date, the books of the Fund shall be closed and, unless the books of the Fund are reopened because the Plan of Liquidation cannot be carried into effect under the laws of the State of Maryland or otherwise, the stockholders’ respective interests in the Fund’s assets shall not be transferable by the negotiation of share certificates and the Fund’s shares will cease to be traded on the NYSE.

Liquidation Distributions. Following stockholder approval of the liquidation of the Fund, the Fund will, as soon as reasonable and practicable after the Effective Date, complete the sale of the portfolio securities it holds in order to convert its assets to cash and will not engage in any business activity except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing assets to stockholders after the payment to (or reservation of assets for payment to) all creditors of the Fund; provided that the Fund may, prior to making the final liquidating distribution and as determined to be appropriate by the Board, make payment of dividends and other distributions to stockholders. After the distribution of assets to stockholders, the Fund will be dissolved in accordance with the Plan of Liquidation and the MGCL.

As soon as reasonably practicable after the Effective Date and after stockholder approval of the Plan of Liquidation, the Fund will send to each stockholder of record a liquidating distribution equal to the stockholder’s proportionate interest in the remaining assets of the Fund and information concerning the sources of the liquidating distribution. Except as may be otherwise agreed to between the Fund and the Investment Advisor, all expenses incurred by or allocable to the Fund in carrying out the Plan of Liquidation and dissolving the Fund shall be borne by the Fund. Such expenses are estimated to be approximately $[    ] in the aggregate.

Amendment or Abandonment of the Plan of Liquidation. The Plan of Liquidation provides that the Board may authorize such variations from, or amendments to, the provisions of the Plan of Liquidation as may be necessary or appropriate to effect the dissolution and complete liquidation and termination of the existence of the Fund in accordance with the purposes intended to be accomplished by the Plan of Liquidation. Further, the Plan of Liquidation allows the Board to determine at any point prior to filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland that liquidation and dissolution of the Fund is no longer advisable and in the best interests of the Fund and the Fund’s stockholders, and may therefore abandon the Plan of Liquidation.

Deregistration under the Investment Company Act. As soon as practicable after the Effective Date and the completion of the implementation of the Plan of Liquidation, steps will be taken to deregister the Fund as an investment company under the Investment Company Act.

Other Actions. The officers of the Fund will take such other actions as may be deemed necessary or advisable to carry out the provisions and purposes of the Plan of Liquidation.

General Income Tax Consequences

The following is a summary of certain U.S. federal income tax considerations generally relevant to the Fund and its stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its stockholders, and the discussion here is not intended as a substitute for careful tax planning. Stockholders are urged to consult their tax advisors with specific reference to their own tax situations.

This general discussion of certain U.S. federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this Proxy Statement. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, possibly with retroactive effect.

If the stockholders approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation, the Fund will sell its assets and distribute the proceeds and any income to stockholders. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes. The Fund is taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes and will be subject to corporate level income tax on its taxable income such as interest income, gain from the sale of its assets, or other income until the liquidation is completed. The Fund may accrue deferred income tax liability, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its estimated future tax liability associated with the sale of its assets. The estimated federal and state income tax liability may have a material impact on the Fund’s NAV.

A stockholder who receives a liquidating distribution will be treated as having received the distribution in exchange for the stockholder’s common stock in the Fund and will recognize gain or loss based on the difference between the fair market value of the distribution received and the stockholder’s basis in the Fund common stock. If a stockholder holds common stock as a capital asset, the gain or loss will be characterized as a capital gain or loss. If the common stock has been held for more than one year, any such gain will generally be treated as long-term capital gain, taxable to individual stockholders at long-term capital gain rates, and any such loss will be treated as long-term capital loss. Capital losses are generally only deductible in the amount of capital gain plus $3,000 of ordinary income for a non-corporate stockholder. U.S. individuals and certain estates and trusts are subject to an additional 3.8% Medicare contribution tax that will generally apply to the lesser of (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return). Capital gains realized in a liquidating distribution are included in net investment income for purposes of the additional Medicare contribution tax.

A liquidating distribution to a stockholder may be subject to backup withholding. Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the applicable withholding agent, those who, to such withholding agent’s knowledge, have furnished an incorrect number, and those who underreport their tax liability. The current backup withholding rate is 24%. Certain stockholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s U.S. federal income tax liability.

The Fund is required to report certain information to the Internal Revenue Service and to each U.S stockholder, including the value of any payment or property received by each stockholder in a liquidating distribution.

Impact of the Plan of Liquidation on the Fund’s Status under the Investment Company Act

After the Effective Date, the Fund will cease doing business as an investment company (including ceasing to invest assets in accordance with the Fund’s investment objectives) and, as soon as practicable, will apply for deregistration under the Investment Company Act. It is expected that the SEC will issue an order approving the deregistration of the Fund if the Fund is no longer doing business as an investment company. Accordingly, the Plan of Liquidation provides for the eventual cessation of the Fund’s activities as an investment company and its deregistration under the Investment Company Act, and a vote in favor of the Plan of Liquidation will constitute a vote in favor of such a course of action. Until the Fund’s deregistration as an investment company becomes effective, the Fund, as a registered investment company, will continue to be subject to and will comply with the Investment Company Act.

Impact of the Plan of Liquidation on the Fund’s Status under Maryland Law

As soon as practicable after the Effective Date, pursuant to the MGCL, Articles of Dissolution stating that the dissolution has been authorized will in due course be executed, acknowledged and filed with the State Department of Assessments and Taxation of Maryland, and will become effective in accordance with such law. Upon the effective date of such Articles of Dissolution, the Fund will be legally dissolved, but thereafter the Fund will continue to exist for the purpose of winding up its business and affairs, but not for the purpose of continuing the business for which the Fund was organized.

Appraisal Rights

Stockholders will not be entitled to appraisal rights under Maryland law in connection with the Plan of Liquidation.

THE FUND’S BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO LIQUIDATE AND DISSOLVE THE FUND PURSUANT TO THE PLAN OF LIQUIDATION.

Quorum and Required Vote

The presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Meeting is required to constitute a quorum at the Meeting.

Approval of the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation requires the affirmative vote of a majority of the total number of votes entitled to be cast on the matter.

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the Proposal. Pursuant to Maryland law and the Fund’s bylaws, only the matters specified in the Notice of Special Meeting may be brought before the Meeting or any postponement or adjournment thereof.

Adjournment

If a quorum is not present in person (virtually) or by proxy at the time the Special Stockholder Meeting is called to order, or there are not sufficient votes to approve a proposal, the chairperson of the Special Stockholder Meeting may, with respect to that proposal, adjourn the Special Stockholder Meeting if the chairperson determines that an adjournment and further solicitation is reasonable and in the interest of stockholders. In determining whether to adjourn the Special Stockholder Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation.

CERTAIN INFORMATION REGARDING THE FUND’S SERVICE PROVIDERS

Cohen & Steers Capital Management, Inc., a New York corporation with offices at 280 Park Avenue, New York, New York 10017, serves as MIE’s investment manager and administrator under investment management agreement and administration agreement each dated February 20, 2013. State Street Bank and Trust Company, with offices at One Lincoln Street, Boston, Massachusetts 02111, serves as the Fund’s co-administrator.

SECURITY OWNERSHIP

As of [    ], 2021, to the knowledge of the Fund, no person owned of record or owned beneficially more than 5% of the Fund’s outstanding common stock, except as listed below:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as Reported in Schedule 13G	Percent of Fund as Reported in Schedule 13G	Date of Reporting of >5% ownership
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400, Wheaton, IL 60187	[ ]	[ ]%	[ ]

As of the close of business on [    ], Cede & Co., a nominee for participants in the Depository Trust Company, held of record [                ] shares, equal to approximately [    ]% of the Fund’s outstanding shares. As of [    ], the Board members and officers of each Fund as a group owned less than 1% of the outstanding securities of such Fund.

SUBMISSION OF PROPOSALS FOR THE NEXT

ANNUAL MEETING OF STOCKHOLDERS

In the event that the liquidation and dissolution of the Fund is not approved, all proposals by stockholders of the Fund which are intended (and eligible) to be presented at the Fund’s next Annual Meeting of Stockholders, to be held in 2022, must be received by the Fund (addressed to the Fund, 280 Park Avenue, New York, New York 10017) for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than November 4, 2021. Under the Funds’ current bylaws, any stockholder who desires to nominate individuals for election to the Board of Directors, or to bring a proposal of other business for consideration at the Fund’s 2022 Annual Meeting of Stockholders without including such proposal of other business in the Fund’s proxy statement, must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to the Fund, 280 Park Avenue, New York, New York 10017) during the 30-day period from October 5, 2021 to 5:00 P.M., New York City time, on November 4, 2021. All stockholder director nominations and proposals of other business must include the information required by the Fund’s bylaws.

EXPENSES OF PROXY SOLICITATION

The Fund has retained Broadridge Financial Solutions, Inc. to aid in this solicitation of proxies. The cost of preparing, printing and mailing the enclosed proxy, accompanying Notice of Special Meeting of Stockholders and the Proxy Statement and all other costs in connection with the solicitation of proxies will be borne by the Fund and are expected to be approximately $[ ]. In addition to soliciting proxies by mail, the Fund’s officers or representatives of the Fund’s investment manager may solicit proxies by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

OTHER MATTERS

Pursuant to the bylaws of the Fund and the MGCL, no other matter may be considered or voted upon at the Meeting, other than procedural matters relating to the proposal to liquidate and dissolve the Fund. If any such procedurals matters properly comes before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the discretion of the person or persons voting the proxies.

By order of the Board of Directors of the Fund,

Dana A. DeVivo

Secretary

March 4, 2021

New York, New York

Appendix A

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

FORM OF PLAN OF LIQUIDATION

The following Plan of Liquidation (the “Plan”) of Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. (the “Fund”), a corporation organized and existing under the laws of the State of Maryland, which operates as a closed-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the provisions of the charter of the Fund (the “Charter”) and under the Maryland General Corporation Law (the “MGCL”).

WHEREAS, the Fund’s Board of Directors (the “Board”) has deemed it advisable and in the best interests of the Fund and its stockholders for the Fund to liquidate and dissolve, and the Board, on January 26, 2021, considered the matter and directed that such liquidation and dissolution pursuant to this Plan be submitted to stockholders of the Fund for approval.

NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

1. Effective Date of the Plan. The Plan shall be and become effective only upon (a) the adoption and approval of the Plan by the affirmative vote of a majority of the total number of votes entitled to be cast thereon, and (b) the satisfactory resolution in the sole discretion of the Board of any and all claims pending against the Fund and the Board. The date of such adoption and approval of the Plan by stockholders and resolution of all pending claims is hereinafter called the “Effective Date.”

2. Cessation of Business. After the Effective Date, the Fund shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing its assets to its stockholders in accordance with the provisions of this Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund; provided that the Fund shall, prior to the making of the final liquidating distribution, continue to, as determined to be appropriate by the Board, make payment of dividends and other distributions to stockholders, as applicable.

3. Restriction of Transfer of Shares. The proportionate interests of stockholders in the assets of the Fund shall be fixed on the basis of their respective holdings at the close of business on the Effective Date, or on such later date as may be determined by the Board (the “Valuation Date”). On the Valuation Date, the books of the Fund shall be closed and, unless the books of the Fund are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the stockholders’ respective interests in the Fund’s assets shall not be transferable by the negotiation of share certificates and the Fund’s shares will cease to be traded on the New York Stock Exchange (the “NYSE”).

4. Liquidation of Assets. After the Effective Date, the Fund shall cause the liquidation of its assets to cash form as soon as practicable consistent with the terms of the Plan.

5. Payment of Debts. As soon as practicable after the Effective Date, the Fund shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 6 below.

Appendix A

6. Liquidating Distributions. In accordance with Section 331 of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund’s assets are expected to be distributed by one or more cash payments in complete cancellation of all the outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), of the Fund. As soon as practicable after the Effective Date, the Fund will mail or wire, as applicable, the following to each stockholder of record: (i) one or more liquidating distributions equal to the stockholder’s proportionate interest in the remaining assets of the Fund (after the payments and creation of the reserves contemplated by Section 5 above) as of the Valuation Date, and (ii) information concerning the sources of the liquidating distribution. Upon the mailing or transfer of the final liquidating distribution, all outstanding shares of Common Stock will be deemed cancelled. Stockholders in possession of certificated shares of Common Stock will not be required to surrender their certificates to complete the liquidating distribution.

7. Expenses of Liquidation and Dissolution. Except as may be otherwise agreed to between the Fund and its investment advisor, Cohen & Steers Capital Management Inc., all expenses incurred by or allocable to the Fund in carrying out this Plan shall be borne by the Fund.

8. Power of the Board of Directors. The Board and, subject to the general direction of the Board, the officers of the Fund, shall have authority to do or authorize any and all acts and things provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of this Plan, including without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement this Plan or which may be required by the provisions of the Investment Company Act, the Securities Act of 1933, the Code and the MGCL.

9. Amendment or Abandonment of the Plan. The Board shall have the authority to authorize such variations from and amendments to the provisions of this Plan (other than the terms of the liquidating distributions) at any time without stockholder approval as may be necessary or appropriate to effect the complete liquidation, dissolution and termination of existence of the Fund, and the distribution of assets of the Fund to its stockholders, in accordance with the purposes intended to be accomplished by this Plan. In addition, the Board may abandon this Plan prior to the filing of the Articles of Dissolution as provided in Section 11 below if it determines that abandonment would be advisable and in the best interests of the Fund and its stockholders.

10. Deregistration Under the Investment Company Act. As soon as practicable after the liquidation and distribution of the Fund’s assets, the Fund shall prepare and file a Form N-8F with the Securities and Exchange Commission and take such other actions as may be necessary in order to deregister the Fund under the Investment Company Act. The Fund shall also file, if required, a final Form N-CEN with the Securities and Exchange Commission.

11. Dissolution under the MGCL. As soon as practicable after the Effective Date, the Fund shall be dissolved in accordance with the laws of the State of Maryland and the Charter, including filing Articles of Dissolution with and for acceptance by the State Department of Assessments and Taxation of Maryland.

Appendix A

12. No Appraisal Rights. Under Maryland law, stockholders will not be entitled to appraisal rights in connection with the liquidation and dissolution of the Fund pursuant to this Plan.

13. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Maryland.

14. Further Actions. The Fund’s officers shall be authorized to make such filings and provide such notices with the U.S. Internal Revenue Service, the State of Maryland, the NYSE, and any other governmental, regulatory or other entity as such officers deem necessary or appropriate to effectuate the intents and purposes of this Plan.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

By:
Name:	Dana A. DeVivo
Title:	Secretary and Chief Legal Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

PROXY

280 PARK AVENUE

NEW YORK, NEW YORK 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any prior proxy appointments, the undersigned hereby appoints Christian Corkery and Albert Laskaj (or, if only one shall act, then that one) as proxies, with full power of substitution in each of them, to vote all of the shares of the common stock of Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. a Maryland corporation (the “Fund”), registered in the name of the undersigned at the Special Stockholder Meeting by Internet Webcast on May 27, 2021 at 10:00 a.m., Eastern time, and at any postponements or adjournments thereof (the “Meeting”), and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and accompanying proxy statement, the terms of each of which are incorporated by reference, and hereby instructs said proxies to vote said shares of common stock as indicated hereon.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund and date. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS:

	FOR	AGAINST	ABSTAIN

Approval of Liquidation and Dissolution of the Fund pursuant to the Plan of Liquidation	☐	☐	☐

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

To register to addend and vote at the Meeting

1)	Go to
https://viewproxy.com/CohenSteers/broadridgevsm/
2)	Follow the instructions.

Mark Here for Address ☐
Change or
Comments

SEE REVERSE SIDE

The shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the proposed liquidation and dissolution of the Fund pursuant to the Plan of Liquidation. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any postponements or adjournments thereof. The Board of Directors recommends a vote FOR the proposal.

Please

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Note: Please be sure to sign and date this proxy.

Signature	Signature	Date

☐ FOLD AND DETACH HERE ☐